SUPPLEMENT Dated February 19, 2013
To the Current Prospectus

ING Extra Assets

Issued by ING Life Insurance and Annuity Company
Through Its Variable Annuity Account B

This supplement updates the prospectus for your variable annuity contract. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our
Customer Service Center at 1-800-366-0066.

IMPORTANT INFORMATION REGARDING UPCOMING FUND REORGANIZATIONS

The Board of Directors of ING Partners, Inc. and the Board of Directors of ING Variable Portfolios, Inc.
approved separate proposals to reorganize the following “Merging Portfolios” with and into the following
“Surviving Portfolios.”

Merging Portfolios	Surviving Portfolios
ING Growth and Income Core Portfolio (Class I)	ING Growth and Income Portfolio (Class I)
ING UBS U.S. Large Cap Equity Portfolio (Class I)
ING BlackRock Science and Technology	ING MidCap Opportunities Portfolio (Class I)
Opportunities Portfolio (Class I)

In connection with the upcoming reorganization, the ING MidCap Opportunities Portfolio (Class I)
will be added as an available investment option under your contract.

Subject to shareholder approval, each reorganization is expected to take place on or about March 23,
2013 (the “Reorganization Date”), resulting in a shareholder of a given Merging Portfolio becoming a shareholder of the corresponding Surviving Portfolio. Each shareholder will thereafter hold shares of the
Surviving Portfolio having equal aggregate value as shares of the Merging Portfolio, and the Merging
Portfolio will no longer be available under the contract.

Prior to the Reorganization Date, you may reallocate your contract value in a Merging Portfolio to another investment portfolio or fixed option currently available under the contract. This reallocation will neither count as a transfer for purposes of our Excessive Trading Policy nor be subject to a transfer charge under the contract. Contract value remaining in the Merging Portfolio on the Reorganization Date will be placed in the corresponding Surviving Portfolio.

Unless you provide us with alternative allocation instructions, after the Reorganization Date all future allocations directed to a given Merging Portfolio will be automatically allocated to the corresponding
Surviving Portfolio. You may provide alternative instructions by calling our Customer Service Center at the number above.

As of the Reorganization Date noted above, all references in the prospectus to the Merging Portfolios are deleted.

X.INEA-12	February 2013